UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C., 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date Of Report (Date Of Earliest Event Reported):  12/15/2008

HydroDynex, Inc.

(Exact Name of Registrant as Specified in its Charter)

Commission File Number:  000-53506

NEVADA	20-4903071
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

230 Bethany Rd., Ste. 128, Burbank, California 91504

(Address of Principal Executive Offices, Including Zip Code)

(702) 884-2150

(Registrant’s Telephone Number, Including Area Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act(17CFR240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17CFR240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17CFR240.13e-4(c))

Items to be Included in this Report

Item 1.01.

Entry Into a Material Definitive Agreement.

On December 14, 2008, Hydrosystemtechnik, GmbH, formally issued Hydrodynex, Inc., an extension on the date by which Hydrodynex, Inc., is required to purchase an AO-System from Hydrosystemtechnik, GmbH, as agreed upon in the Amended Marketing, Distribution and License Agreement which was effective September 3, 2008.  This extension now states the purchase of an AO-System must be made by January 31, 2009.

Item 9.01.

Financial Statements and Exhibits.

(c) Exhibits

3.1

License Agreement extension letter between HydroDynex, Inc. and Hydrosystemtechnik, GmbH dated December 8, 2008, and received by Hydrodynex, Inc. on December 14, 2008.

Signature(s)

Pursuant to the Requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the Undersigned hereunto duly authorized.

Dated:  December 15, 2008

HYDRODYNEX, Inc.

By:

/s/  Jerod Edington

Jerod Edington

President & CEO